UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2015

QTS Realty Trust, Inc.

QualityTech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.) Delaware (QualityTech, LP)	001-36109 333-201810	46-2809094 27-0707288
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS 66213	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously announced, on May 6, 2015, QTS Realty Trust, Inc. (the “Company”), through Quality Technology Services Holding, LLC, its taxable REIT subsidiary, entered into a stock purchase agreement with Carpathia Holdings, LLC and Carpathia Acquisition, Inc. (“Carpathia”), pursuant to which the Company will acquire indirectly 100% of the outstanding stock of Carpathia Hosting, Inc. for approximately $326 million (the “Carpathia Acquisition”). The Company is filing this Form 8-K to provide certain financial information with respect to the Carpathia Acquisition: (1) Carpathia’s audited financial statements and notes thereto for the year ended December 31, 2014, attached hereto as Exhibit 99.1; (2) Carpathia’s unaudited financial statements for the three months ended March 31, 2015 and 2014 and notes thereto, attached hereto as Exhibit 99.2; and (3) the Company’s unaudited pro forma financial statements for the year ended December 31, 2014 and the three months ended March 31, 2015 and the notes thereto, relating to the Carpathia Acquisition and other recently completed acquisitions and capital markets activity.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited consolidated financial statements of Carpathia Acquisition, Inc. for the year ended December 31, 2014 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The unaudited consolidated financial statements of Carpathia Acquisition, Inc. for the three months ended March 31, 2015 and 2014 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)	Pro forma financial information

The unaudited pro forma financial statements of QTS Realty Trust, Inc. for the year ended December 31, 2014 and for the three months ended March 31, 2015, giving effect to the acquisition of Carpathia Acquisition, Inc. and other recent acquisitions and capital markets activity, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(d)	Exhibits

Exhibit Number	Exhibit Description

23.1	Consent of McGladrey LLP
99.1	Audited consolidated financial statements of Carpathia Acquisition, Inc. for the year ended December 31, 2014
99.2	Unaudited consolidated financial statements of Carpathia Acquisition, Inc. for the three months ended March 31, 2015 and 2014
99.3	Unaudited pro forma financial statements of QTS Realty Trust, Inc. for the year ended December 31, 2014 and for the three months ended March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

DATE: June 1, 2015		/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

QualityTech, LP

	By:	QTS Realty Trust, Inc.,
its general partner

DATE: June 1, 2015		/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of McGladrey LLP
99.1	Audited consolidated financial statements of Carpathia Acquisition, Inc. for the year ended December 31, 2014
99.2	Unaudited consolidated financial statements of Carpathia Acquisition, Inc. for the three months ended March 31, 2015 and 2014
99.3	Unaudited pro forma financial statements of QTS Realty Trust, Inc. for the year ended December 31, 2014 and for the three months ended March 31, 2015